CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]      CONTRACT NUMBER:     [??687456]

JOINT OWNER:                     [Jane Doe]      ISSUE DATE:          [01/15/06]

ANNUITANT:                       [John Doe]      INCOME DATE:         [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]


Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------

S40744-NYA

--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.10% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity and an additional M&E Charge of 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment             Charge
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%


S40744-NYA

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
            PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------             ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40744-NYA

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]        CONTRACT NUMBER:   [??687456]

JOINT OWNER:                     [Jane Doe]        ISSUE DATE:        [01/15/06]

ANNUITANT:                       [John Doe]        INCOME DATE:       [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]
                                                                    -

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------

S40744-NYB

--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.40% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment             Charge
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%



S40744-NYB

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                         AGE BAND OF THE YOUNGER
   FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT          COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
           PAYMENTS                        PERCENTAGE                   LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
           ---------                       ----------                   -----------------------             ----------
           [55 to 59                           4%                              [60 to 69                         5%
            60 to 69                           5%                               70 to 74                        5.5%
            70 to 79                           6%                               75 to 79                         6%
          80 or older                          7%]                            80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER [PO Box 1122 Southeastern, PA 19398-1122 800-624-0197]


S40744-NYB

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]         CONTRACT NUMBER:  [??687456]

JOINT OWNER:                     [Jane Doe]         ISSUE DATE:       [01/15/06]

ANNUITANT:                       [John Doe]         INCOME DATE:      [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]


Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------

S40744-NYC

--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.25% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity and an additional M&E Charge of 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment            Charge
--------------------------------- -------------------
             0                          8.5%
             1                          8.5%
             2                          7.5%
             3                          6.5%
             4                           5%
             5                           4%
             6                           3%
      7 years or more                    0%

S40744-NYC

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                        AGE BAND OF THE YOUNGER
AGE BAND OF THE COVERED PERSON FOR      ANNUAL LIFETIME PLUS            COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
  SINGLE LIFETIME PLUS PAYMENTS          PAYMENT PERCENTAGE             LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
         -----------------------                 ----------             -----------------------                  ----------
             [55 to 59                           4%                            [60 to 69                         5%
             60 to 69                            5%                             70 to 74                        5.5%
             70 to 79                            6%                             75 to 79                         6%
            80 or older                         7%]                           80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.


RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER [PO Box 1122 Southeastern, PA 19398-1122 800-624-0197]


S40744-NYC

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]         CONTRACT NUMBER:  [??687456]

JOINT OWNER:                     [Jane Doe]         ISSUE DATE:       [01/15/06]

ANNUITANT:                       [John Doe]         INCOME DATE:      [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]


Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------

S40744-NYD

--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.55% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment             Charge
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%


S40744-NYD

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                        AGE BAND OF THE YOUNGER
AGE BAND OF THE COVERED PERSON FOR      ANNUAL LIFETIME PLUS            COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
  SINGLE LIFETIME PLUS PAYMENTS          PAYMENT PERCENTAGE             LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
    -----------------------                 ----------                  -----------------------              ----------
             [55 to 59                           4%                            [60 to 69                         5%
             60 to 69                            5%                             70 to 74                        5.5%
             70 to 79                            6%                             75 to 79                         6%
            80 or older                         7%]                           80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.


RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40744-NYD

                                CONTRACT SCHEDULE

OWNER:        [John Doe]                      CONTRACT NUMBER: [??687456]

JOINT OWNER:  [Jane Doe]                      ISSUE DATE:      [04/15/07]

ANNUITANT:    [John Doe]                      INCOME DATE:     [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:            $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:           $250 or $100 if you have  selected
                                               Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:          $1 million; higher amounts may be
                                               accepted with our approval

         ALLOCATION GUIDELINES:

          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.

          2.        Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]


Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------


S40745-NYA                             3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract is 1.50% if you elect single Lifetime Plus Payments or 1.65% if you elect joint Lifetime Plus Payments.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40745-NYA                             [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

                              WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
                0                         8.5%
                1                         8.5%
                2                         7.5%
                3                         6.5%
                4                          5%
                5                          4%
                6                          3%
        7 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

MINIMUM PARTIAL WITHDRAWAL: $500

                              MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL WITHDRAWAL: $2,000.



S40745-NYA                            [3B]

RIDERS:
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40745-NYA                             [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.


-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------





S40745-NYA                             [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                    CONTRACT NUMBER: [??687456]

JOINT OWNER:  [Jane Doe]                             ISSUE DATE:      [04/15/07]

ANNUITANT:  [John Doe]                               INCOME DATE:     [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:                   $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:                  $250 or $100 if you have
                                                      selected Automatic
                                                      Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:                 $1 million; higher amounts
                                                      may be accepted with our
                                                      approval

         ALLOCATION GUIDELINES:
          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
          2.        Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------


S40745-NYB                              3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.70% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity and an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit. The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract is 1.50% if you elect single Lifetime Plus Payments or 1.65% if you elect joint Lifetime Plus Payments.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.



S40745-NYB                           [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a fee of $25 for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment              Charge
--------------------------------- -------------------
            0                            8.5%
            1                            8.5%
            2                            7.5%
            3                            6.5%
            4                             5%
            5                             4%
            6                             3%
        7 years or more                   0%


FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

MINIMUM PARTIAL WITHDRAWAL: $500

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000.




S40745-NYA                              [3B}

RIDERS:
         Quarterly Value Death Benefit Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]



S40745-NYB                              [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                           MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE      SAME AGE          SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                       GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR      10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                           MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE      SAME AGE          SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40745-NYB                          [3D]

                                CONTRACT SCHEDULE

OWNER:        [John Doe]                          CONTRACT NUMBER:    [??687456]

JOINT OWNER:  [Jane Doe]                          ISSUE DATE:         [04/15/07]

ANNUITANT:    [John Doe]                          INCOME DATE:        [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:               $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:              $250 or $100 if you have
                                                  selected Automatic Investment
                                                  Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:             $1 million; higher amounts may
                                                  be accepted with our approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date. 2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]
                                                                    -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40745-NYC                               3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.40% for two Contract Years from the Issue Date increasing to 2.10% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40745-NYC                             [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.


40745-NYC                             [3B]

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/07]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                        AGE BAND OF THE YOUNGER
AGE BAND OF THE COVERED PERSON FOR      ANNUAL LIFETIME PLUS            COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
  SINGLE LIFETIME PLUS PAYMENTS          PAYMENT PERCENTAGE             LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
         -----------------------             ----------                 -----------------------              ----------
             [55 to 59                           4%                            [60 to 69                         5%
             60 to 69                            5%                             70 to 74                        5.5%
             70 to 79                            6%                             75 to 79                         6%
            80 or older                         7%]                           80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
        TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                           MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                           MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40745-NYC                        [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                         ISSUE DATE:       [04/15/07]

ANNUITANT:  [John Doe]                           INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:               $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:              $250 or $100 if you have
                                                  selected Automatic Investment
                                                  Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:             $1 million; higher amounts may
                                                  be accepted with our approval

         ALLOCATION GUIDELINES:

          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.

          2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40745-NYD                              3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.70% for two Contract Years from the Issue Date increasing to 2.40% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40745-NYD                             [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

S40745-NYD                             [3B]

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/07]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.


                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED PERSON                                        AGE BAND OF THE YOUNGER
     FOR SINGLE LIFETIME PLUS          ANNUAL LIFETIME PLUS             COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
             PAYMENTS                   PAYMENT PERCENTAGE              LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
             ---------                     ----------                   -----------------------             ----------
             [55 to 59                          4%                             [60 to 69                         5%
             60 to 69                           5%                              70 to 74                        5.5%
             70 to 79                           6%                              75 to 79                         6%
            80 or older                        7%]                            80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         Quarterly Value Death Benefit Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40745-NYD                             [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                       GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND    PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR      10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------

                                         GUARANTEED        GUARANTEED                       GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND    PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR      10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40745-NYD                             [3C]

                                CONTRACT SCHEDULE

OWNER:        [John Doe]                   CONTRACT NUMBER: [??687456]

JOINT OWNER:  [Jane Doe]                   ISSUE DATE:      [04/15/07]

ANNUITANT:    [John Doe]                   INCOME DATE:     [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:         $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:        $250 or $100 if you have selected
                                            Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:       $1 million; higher amounts may be
                                            accepted with our approval

         ALLOCATION GUIDELINES:
               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40745-NYE                            3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:

During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.40% for two Contract Years from the Issue Date increasing to 2.25% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

S40745-NYE                            [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.


S40745-NYE                            [3B]

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/07]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.


                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
            PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------              ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]



S40745-NYE                           [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                       GUARANTEED
                                          PERIOD OF        PERIOD OF      100% JOINT AND    PERIOD OF
                                          10 YEARS          20 YEARS      LAST SURVIVOR      10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40745-NYE                         [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                       CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                 ISSUE DATE:      [04/15/07]

ANNUITANT:  [John Doe]                  INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:      $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:     $250 or $100 if you have selected
                                         Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:    $1 million; higher amounts may be
                                         accepted with our approval

         ALLOCATION GUIDELINES:
          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
          2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]
                                                                    -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40745-NYF                                                3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.70% for two Contract Years from the Issue Date increasing to 2.55% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.40% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40745-NYF                                              [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:


WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%
               5                          4%
               6                          3%
        7 years or more                   0%


FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

S40745-NYF                                                 [3B]

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/07]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
            PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------              ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         Quarterly Value Death Benefit Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                           P.O. Box 1122 Southeastern, PA 19398-1122
                           800-624-0197]


S40745-NYF                                                 [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE

-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE       MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------


S40745-NYF                                                 [3D]

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]       CONTRACT NUMBER:    [??687456]

JOINT OWNER:                     [Jane Doe]       ISSUE DATE:         [01/15/06]

ANNUITANT:                       [John Doe]       INCOME DATE:        [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------

S40750-NYA

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.40% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.70% for the annuity and an additional M&E Charge of 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%



S40750-NYA

               6                          5%
               7                          4%
               8                          3%
        9 years or more                   0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                         AGE BAND OF THE YOUNGER
   FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT          COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
           PAYMENTS                        PERCENTAGE                   LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
           ---------                       ----------                   -----------------------              ----------
           [55 to 59                           4%                              [60 to 69                         5%
            60 to 69                           5%                               70 to 74                        5.5%
            70 to 79                           6%                               75 to 79                         6%
          80 or older                          7%]                            80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40750-NYA

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]          CONTRACT NUMBER: [??687456]

JOINT OWNER:                     [Jane Doe]          ISSUE DATE:      [01/15/06]

ANNUITANT:                       [John Doe]          INCOME DATE:     [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------


S40750-NYB

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.70% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.70% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment            Charge
--------------------------------- -------------------
              0                         8.5%
              1                         8.5%
              2                         8.5%
              3                          8%
              4                          7%
              5                          6%



S40750-NYB

               6                          5%
               7                          4%
               8                          3%
        9 years or more                   0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED PERSON                                        AGE BAND OF THE YOUNGER
     FOR SINGLE LIFETIME PLUS          ANNUAL LIFETIME PLUS             COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
             PAYMENTS                   PAYMENT PERCENTAGE              LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
             ---------                      ----------                  -----------------------             ----------
             [55 to 59                          4%                             [60 to 69                         5%
             60 to 69                           5%                              70 to 74                        5.5%
             70 to 79                           6%                              75 to 79                         6%
            80 or older                        7%]                            80 or older                        7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER [PO Box 1122 Southeastern, PA 19398-1122 800-624-0197]



S40750-NYB

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]       CONTRACT NUMBER:    [??687456]

JOINT OWNER:                     [Jane Doe]       ISSUE DATE:         [01/15/06]

ANNUITANT:                       [John Doe]       INCOME DATE:        [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------

S40750-NYC

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.55% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.70% for the annuity and an additional M&E Charge of 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment            Charge
--------------------------------- -------------------
              0                         8.5%
              1                         8.5%
              2                         8.5%
              3                          8%
              4                          7%
              5                          6%

S40750-NYC

              6                          5%
              7                          4%
              8                          3%
        9 years or more                  0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED PERSON                                        AGE BAND OF THE YOUNGER
     FOR SINGLE LIFETIME PLUS          ANNUAL LIFETIME PLUS             COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
              PAYMENTS                   PAYMENT PERCENTAGE              LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
             ---------                      ----------                  -----------------------              ----------
             [55 to 59                          4%                             [60 to 69                         5%
             60 to 69                           5%                              70 to 74                        5.5%
             70 to 79                           6%                              75 to 79                         6%
            80 or older                         7%]                            80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]



S40750-NYC

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]      CONTRACT NUMBER:     [??687456]

JOINT OWNER:                     [Jane Doe]      ISSUE DATE:          [01/15/06]

ANNUITANT:                       [John Doe]      INCOME DATE:         [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------


S40750-NYD

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.85% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.70% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since
Receipt of Purchase Payment              Charge
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%

S40750-NYD

               6                          5%
               7                          4%
               8                          3%
        9 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.


                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                         AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS           ANNUAL LIFETIME PLUS             COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
            PAYMENTS                    PAYMENT PERCENTAGE              LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                      ----------                   -----------------------             ----------
            [55 to 59                           4%                             [60 to 69                         5%
            60 to 69                            5%                              70 to 74                        5.5%
            70 to 79                            6%                              75 to 79                         6%
           80 or older                          7%]                            80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS ADDED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER [PO Box 1122 Southeastern, PA 19398-1122 800-624-0197]


S40750-NYD

                                CONTRACT SCHEDULE

OWNER:        [John Doe]                     CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                     ISSUE DATE:       [04/15/07]

ANNUITANT:    [John Doe]                     INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:           $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:          $250 or $100 if you have selected
                                              Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:         $1 million; higher amounts may be
                                              accepted with our approval

         ALLOCATION GUIDELINES:
               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

     ---------------------------------------------------------------------------
     [GROUP A INVESTMENT OPTIONS
     ---------------------------------------------------------------------------
     AZL Columbia Technology
     ---------------------------------------------------------------------------
     Franklin Global Communications Securities
     ---------------------------------------------------------------------------
     Davis VA Financial Portfolio
     ---------------------------------------------------------------------------
     PIMCO VIT Commodity Portfolio
     ---------------------------------------------------------------------------
     AZL Oppenheimer Developing Markets
     ---------------------------------------------------------------------------
     AZL Van Kampen Global Real Estate
     ---------------------------------------------------------------------------
     AZL Dreyfus Premier Small Cap Value
     ---------------------------------------------------------------------------
     AZL Franklin Small Cap Value
     ---------------------------------------------------------------------------
     AZL Schroder International Small Cap
     ---------------------------------------------------------------------------
     AZL Small Cap Stock Index
     ---------------------------------------------------------------------------
     AZL OCC Opportunity
     ---------------------------------------------------------------------------
     AZL LMP Small Cap Growth]
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [GROUP B INVESTMENT OPTIONS
     ---------------------------------------------------------------------------
     AZL Neuberger Berman Regency
     ---------------------------------------------------------------------------
     AZL OCC Renaissance
     ---------------------------------------------------------------------------
     OpCap Mid Cap
     ---------------------------------------------------------------------------
     AZL Van Kampen Aggressive Growth
     ---------------------------------------------------------------------------
     AZL Van Kampen Mid Cap Growth
     ---------------------------------------------------------------------------
     AZL AIM International Equity
     ---------------------------------------------------------------------------
     AZL Oppenheimer International Growth
     ---------------------------------------------------------------------------
     AZL NACM International Fund
     ---------------------------------------------------------------------------
     AZL Oppenheimer Global
     ---------------------------------------------------------------------------
     AZL Van Kampen Global Franchise
     ---------------------------------------------------------------------------
     Mutual Discovery Securities
     ---------------------------------------------------------------------------
     Templeton Growth Securities
     ---------------------------------------------------------------------------
     AZL Davis NY Venture
     ---------------------------------------------------------------------------
     AZL OCC Value
    ----------------------------------------------------------------------------
     AZL Van Kampen Growth and Income
     ---------------------------------------------------------------------------
     AZL AIM Basic Value
     ---------------------------------------------------------------------------
     AZL Van Kampen Comstock
     ---------------------------------------------------------------------------
     Mutual Shares Securities
     ---------------------------------------------------------------------------
     AZL First Trust Target Double Play
     ---------------------------------------------------------------------------

S40746-NYA                                3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.90% (of which 0.50% is the cost of the bonus) of the average daily net assets of the subaccount. The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is 1.50% if you elect single Lifetime Plus Payments or 1.65% if you elect joint Lifetime Plus Payments.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract


S40746-NYA                             [3A]

Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                   0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

MINIMUM PARTIAL WITHDRAWAL: $500.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000.



S40746-NYA                             [3B]

RIDERS:
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40746-NYA                       [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                       GUARANTEED
                                          PERIOD OF        PERIOD OF     100% JOINT AND     PERIOD OF
                                          10 YEARS          20 YEARS     LAST SURVIVOR       10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                        GUARANTEED
                                          PERIOD OF        PERIOD OF     100% JOINT AND      PERIOD OF
                                          10 YEARS          20 YEARS     LAST SURVIVOR        10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------

S40746-NYA                             3D

                            CONTRACT SCHEDULE

OWNER: [John Doe]                          CONTRACT NUMBER:      [??687456]

JOINT OWNER:  [Jane Doe]                   ISSUE DATE:           [04/15/07]

ANNUITANT:  [John Doe]                     INCOME DATE:          [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:         $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:        $250 or $100 if you have selected
                                            Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:       $1 million; higher amounts may be
                                            accepted with our approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
                  2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]
                                                                    -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

 ---------------------------------------------------------------------------
 [GROUP A INVESTMENT OPTIONS
 ---------------------------------------------------------------------------
 AZL Columbia Technology
 ---------------------------------------------------------------------------
 Franklin Global Communications Securities
 ---------------------------------------------------------------------------
 Davis VA Financial Portfolio
 ---------------------------------------------------------------------------
 PIMCO VIT Commodity Portfolio
 ---------------------------------------------------------------------------
 AZL Oppenheimer Developing Markets
 ---------------------------------------------------------------------------
 AZL Van Kampen Global Real Estate
 ---------------------------------------------------------------------------
 AZL Dreyfus Premier Small Cap Value
 ---------------------------------------------------------------------------
 AZL Franklin Small Cap Value
 ---------------------------------------------------------------------------
 AZL Schroder International Small Cap
 ---------------------------------------------------------------------------
 AZL Small Cap Stock Index
 ---------------------------------------------------------------------------
 AZL OCC Opportunity
 ---------------------------------------------------------------------------
 AZL LMP Small Cap Growth]
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
 [GROUP B INVESTMENT OPTIONS
 ---------------------------------------------------------------------------
 AZL Neuberger Berman Regency
 ---------------------------------------------------------------------------
 AZL OCC Renaissance
 ---------------------------------------------------------------------------
 OpCap Mid Cap
 ---------------------------------------------------------------------------
 AZL Van Kampen Aggressive Growth
 ---------------------------------------------------------------------------
 AZL Van Kampen Mid Cap Growth
 ---------------------------------------------------------------------------
 AZL AIM International Equity
 ---------------------------------------------------------------------------
 AZL Oppenheimer International Growth
 ---------------------------------------------------------------------------
 AZL NACM International Fund
 ---------------------------------------------------------------------------
 AZL Oppenheimer Global
 ---------------------------------------------------------------------------
 AZL Van Kampen Global Franchise
 ---------------------------------------------------------------------------
 Mutual Discovery Securities
 ---------------------------------------------------------------------------
 Templeton Growth Securities
 ---------------------------------------------------------------------------
 AZL Davis NY Venture
 ---------------------------------------------------------------------------
 AZL OCC Value
 ---------------------------------------------------------------------------
 AZL Van Kampen Growth and Income
 ---------------------------------------------------------------------------
 AZL AIM Basic Value
 ---------------------------------------------------------------------------
 AZL Van Kampen Comstock
 ---------------------------------------------------------------------------
 Mutual Shares Securities
 ---------------------------------------------------------------------------
 AZL First Trust Target Double Play
 ---------------------------------------------------------------------------

S40746-NYB                             3

 ---------------------------------------------------------------------------
 AZL Jennison 20/20 Focus
 ---------------------------------------------------------------------------
 AZL Legg Mason Value
 ---------------------------------------------------------------------------
 AZL Neuberger Berman Regency
 ---------------------------------------------------------------------------
 AZL OCC Renaissance
 ---------------------------------------------------------------------------
 OpCap Mid Cap
 ---------------------------------------------------------------------------
 AZL Van Kampen Aggressive Growth
 ---------------------------------------------------------------------------
 AZL Van Kampen Mid Cap Growth
 ---------------------------------------------------------------------------
 Mutual Shares Securities
 ---------------------------------------------------------------------------
 AZL First Target Double Play
 ---------------------------------------------------------------------------
 AZL Jennison 20/20 Focus
 ---------------------------------------------------------------------------
 AZL Legg Mason Value
 ---------------------------------------------------------------------------
 AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.20% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.90% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit. The maximum additional M&E Charge that may apply if you add Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is 1.50% if you elect single Lifetime Plus Payments or 1.65% if you elect joint Lifetime Plus Payments.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

S40746-NYB                              [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

MINIMUM PARTIAL WITHDRAWAL: $500.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000.


S40746-NYB                           [3B]

RIDERS:
         Quarterly Value Death Benefit Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40746-NYB                           [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------



S40746-NYB                           [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                           CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                    ISSUE DATE:       [04/15/07]

ANNUITANT:  [John Doe]                      INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:          $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:         $250 or $100 if you have selected
                                             Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:        $1 million; higher amounts may be
                                             accepted with our approval

         ALLOCATION GUIDELINES:
          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
          2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]
                                                                    -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40746-NYC                              3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.90% for two Contract Years from the Issue Date increasing to 2.60% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.90% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.


CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40746-NYC                              [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

S40746-NYC                       [3B]

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
             PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------              ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.




RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                           [P.O. Box 1122 Southeastern, PA 19398-1122
                           800-624-0197]

S40746-NYC                         [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
        TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------

S40746-NYC                                  [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                       CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                ISSUE DATE:      [04/15/07]

ANNUITANT:  [John Doe]                  INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:      $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:     $250 or $100 if you have selected
                                         Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:    $1 million; higher amounts may be
                                         accepted with our approval

         ALLOCATION GUIDELINES:
          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
          2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40746-NYD                                                3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.20% for two Contract Years from the Issue Date increasing to 2.90% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.90% (of which 0.50% is the cost of the bonus) for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.


CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

S40746-NYD                                              [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

S40746-NYD                                                 [3B]

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
           PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------              ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.


RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         Quarterly Value Death Benefit
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                           [P.O. Box 1122 Southeastern, PA 19398-1122
                           800-624-0197]

S40746-NYD                                                 [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------



S40746-NYD                                                 [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                          CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                   ISSUE DATE:         [04/15/07]

ANNUITANT:  [John Doe]                     INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:         $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:        $250 or $100 if you have selected
                                            Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:       $1 million; higher amounts may be
                                            accepted with our approval

         ALLOCATION GUIDELINES:

          1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
          2.   Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------

S40746-NYE                                                3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.90% for two Contract Years from the Issue Date increasing to 2.75% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.90% (of which 0.50% is the cost of the bonus) for the annuity and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.


S40746-NYE                                              [3A]

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.


S40746-NYE                                                 [3B]

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.


LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
            PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------              ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40746-NYE                                                  3C

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------

S40746-NYE                                                 [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                         CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                  ISSUE DATE:       [04/15/07]

ANNUITANT:  [John Doe]                    INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:        $[10,000]

         MINIMUM ADDITIONAL
                  PURCHASE PAYMENT:       $250 or $100 if you have selected
                                           Automatic Investment Plan

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:      $1 million; higher amounts may be
                                           accepted with our approval

         ALLOCATION GUIDELINES:
                  1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date. 2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]
                                                                    -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

     ---------------------------------------------------------------------------
     [GROUP A INVESTMENT OPTIONS
     ---------------------------------------------------------------------------
     AZL Columbia Technology
     ---------------------------------------------------------------------------
     Franklin Global Communications Securities
     ---------------------------------------------------------------------------
     Davis VA Financial Portfolio
     ---------------------------------------------------------------------------
     PIMCO VIT Commodity Portfolio
     ---------------------------------------------------------------------------
     AZL Oppenheimer Developing Markets
     ---------------------------------------------------------------------------
     AZL Van Kampen Global Real Estate
     ---------------------------------------------------------------------------
     AZL Dreyfus Premier Small Cap Value
     ---------------------------------------------------------------------------
     AZL Franklin Small Cap Value
     ---------------------------------------------------------------------------
     AZL Schroder International Small Cap
     ---------------------------------------------------------------------------
     AZL Small Cap Stock Index
     ---------------------------------------------------------------------------
     AZL OCC Opportunity
     ---------------------------------------------------------------------------
     AZL LMP Small Cap Growth]
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [GROUP B INVESTMENT OPTIONS
     ---------------------------------------------------------------------------
     AZL Neuberger Berman Regency
     ---------------------------------------------------------------------------
     AZL OCC Renaissance
     ---------------------------------------------------------------------------
     OpCap Mid Cap
     ---------------------------------------------------------------------------
     AZL Van Kampen Aggressive Growth
     ---------------------------------------------------------------------------
     AZL Van Kampen Mid Cap Growth
     ---------------------------------------------------------------------------
     AZL AIM International Equity
     ---------------------------------------------------------------------------
     AZL Oppenheimer International Growth
     ---------------------------------------------------------------------------
     AZL NACM International Fund
     ---------------------------------------------------------------------------
     AZL Oppenheimer Global
     ---------------------------------------------------------------------------
     AZL Van Kampen Global Franchise
     ---------------------------------------------------------------------------
     Mutual Discovery Securities
     ---------------------------------------------------------------------------
     Templeton Growth Securities
     ---------------------------------------------------------------------------
     AZL Davis NY Venture
     ---------------------------------------------------------------------------
     AZL OCC Value
     ---------------------------------------------------------------------------
     AZL Van Kampen Growth and Income
     ---------------------------------------------------------------------------
     AZL AIM Basic Value
     ---------------------------------------------------------------------------
     AZL Van Kampen Comstock
     ---------------------------------------------------------------------------
     Mutual Shares Securities
     ---------------------------------------------------------------------------
     AZL First Trust Target Double Play
     ---------------------------------------------------------------------------

S40746-NYF                              3

--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
-------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

BONUS RATE: 6% During the Accumulation Phase, a bonus will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be created on the date the Purchase Payment is allocated to the contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.20% for two Contract Years from the Issue Date increasing to 3.05% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.90% (of which 0.50% is the cost of the bonus) for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annuity Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.90% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

S40746-NYF                               [3A]

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         8.5%
               2                         8.5%
               3                          8%
               4                          7%
               5                          6%
               6                          5%
               7                          4%
               8                          3%
        9 years or more                    0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

Upon a full withdrawal, the free withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.


S40746-NYF                           [3B]

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center.
The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.


                                  ANNUAL LIFETIME PLUS PAYMENT TABLES:

 AGE BAND OF THE COVERED PERSON                                           AGE BAND OF THE YOUNGER
    FOR SINGLE LIFETIME PLUS       ANNUAL LIFETIME PLUS PAYMENT           COVERED PERSON FOR JOINT        ANNUAL LIFETIME PLUS
            PAYMENTS                        PERCENTAGE                    LIFETIME PLUS PAYMENTS           PAYMENT PERCENTAGE
            ---------                       ----------                    -----------------------                  ----------
            [55 to 59                           4%                               [60 to 69                         5%
            60 to 69                            5%                                70 to 74                        5.5%
            70 to 79                            6%                                75 to 79                         6%
           80 or older                          7%]                             80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
         Lifetime Plus Benefit Rider
         Asset Allocation Rider
         Quarterly Value Death Benefit
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40746-NYF                             [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
        TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT
ON THE INCOME DATE      OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED                         GUARANTEED
                                          PERIOD OF        PERIOD OF     100% JOINT AND       PERIOD OF
                                          10 YEARS          20 YEARS     LAST SURVIVOR         10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------



S40746-NYF                             [3D]

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]     CONTRACT NUMBER:     [??687456]

JOINT OWNER:                     [Jane Doe]     ISSUE DATE:          [01/15/06]

ANNUITANT:                       [John Doe]     INCOME DATE:         [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

    ----------------------------------------------------------------------------
    [Group A Investment Options
    ----------------------------------------------------------------------------
    AZL Columbia Technology
    ----------------------------------------------------------------------------
    Franklin Global Communications Securities
    ----------------------------------------------------------------------------
    Davis VA Financial Portfolio
    ----------------------------------------------------------------------------
    PIMCO VIT Commodity Portfolio
    ----------------------------------------------------------------------------
    AZL Oppenheimer Developing Markets
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Real Estate
    ----------------------------------------------------------------------------
    AZL Dreyfus Premier Small Cap Value
    ----------------------------------------------------------------------------
    AZL Franklin Small Cap Value
    ----------------------------------------------------------------------------
    AZL Schroder International Small Cap
    ----------------------------------------------------------------------------
    AZL Small Cap Stock Index
    ----------------------------------------------------------------------------
    AZL OCC Opportunity
    ----------------------------------------------------------------------------
    AZL LMP Small Cap Growth]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    [Group B Investment Options
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    AZL AIM International Equity
    ----------------------------------------------------------------------------
    AZL Oppenheimer International Growth
    ----------------------------------------------------------------------------
    AZL NACM International Fund
    ----------------------------------------------------------------------------
    AZL Oppenheimer Global
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Franchise
    ----------------------------------------------------------------------------
    Mutual Discovery Securities
    ----------------------------------------------------------------------------
    Templeton Growth Securities
    ----------------------------------------------------------------------------
    AZL Davis NY Venture
    ----------------------------------------------------------------------------
    AZL OCC Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Growth and Income
    ----------------------------------------------------------------------------
    AZL AIM Basic Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Comstock
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Trust Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------


S40573-SWC-NYA

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.35% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity and an additional M&E Charge of 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
              0                         8.5%
              1                         7.5%
              2                         5.5%
              3                          3%
       4 years or more                    0%


S40573-SWC-NYA

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN THE  CONTRACT  AFTER A  PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                            Age band of the younger
  Age band of the Covered Person for       Annual Lifetime Plus            Covered Person for joint         Annual Lifetime Plus
    single Lifetime Plus Payments           Payment percentage              Lifetime Plus Payments           Payment percentage
           -----------------------              ----------                  -----------------------             ----------
              [55 to 59                             4%                             [60 to 69                         5%
               60 to 69                             5%                             70 to 74                         5.5%
               70 to 79                             6%                             75 to 79                          6%
             80 or older                           7%]                            80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.


RIDERS:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER [PO Box 1122 Southeastern, PA 19398-1122 800-624-0197]




S40573-SWC-NYA

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]      CONTRACT NUMBER:  [??687456]

JOINT OWNER:                     [Jane Doe]      ISSUE DATE:       [01/15/06]

ANNUITANT:                       [John Doe]      INCOME DATE:      [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

    ----------------------------------------------------------------------------
    [Group A Investment Options
    ----------------------------------------------------------------------------
    AZL Columbia Technology
    ----------------------------------------------------------------------------
    Franklin Global Communications Securities
    ----------------------------------------------------------------------------
    Davis VA Financial Portfolio
    ----------------------------------------------------------------------------
    PIMCO VIT Commodity Portfolio
    ----------------------------------------------------------------------------
    AZL Oppenheimer Developing Markets
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Real Estate
    ----------------------------------------------------------------------------
    AZL Dreyfus Premier Small Cap Value
    ----------------------------------------------------------------------------
    AZL Franklin Small Cap Value
    ----------------------------------------------------------------------------
    AZL Schroder International Small Cap
    ----------------------------------------------------------------------------
    AZL Small Cap Stock Index
    ----------------------------------------------------------------------------
    AZL OCC Opportunity
    ----------------------------------------------------------------------------
    AZL LMP Small Cap Growth]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    [Group B Investment Options
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    AZL AIM International Equity
    ----------------------------------------------------------------------------
    AZL Oppenheimer International Growth
    ----------------------------------------------------------------------------
    AZL NACM International Fund
    ----------------------------------------------------------------------------
    AZL Oppenheimer Global
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Franchise
    ----------------------------------------------------------------------------
    Mutual Discovery Securities
    ----------------------------------------------------------------------------
    Templeton Growth Securities
    ----------------------------------------------------------------------------
    AZL Davis NY Venture
    ----------------------------------------------------------------------------
    AZL OCC Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Growth and Income
    ----------------------------------------------------------------------------
    AZL AIM Basic Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Comstock
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Trust Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------

S40573-SWC-NYB

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.65% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
              0                         8.5%
              1                         7.5%
              2                         5.5%
              3                          3%
       4 years or more                    0%

S40573-SWC-NYB

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN THE  CONTRACT  AFTER A  PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.


                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                            Age band of the younger
  Age band of the Covered Person for       Annual Lifetime Plus            Covered Person for joint         Annual Lifetime Plus
    single Lifetime Plus Payments           Payment percentage              Lifetime Plus Payments           Payment percentage
           -----------------------              ----------                  -----------------------             ----------
              [55 to 59                             4%                             [60 to 69                         5%
               60 to 69                             5%                             70 to 74                         5.5%
               70 to 79                             6%                             75 to 79                          6%
             80 or older                           7%]                            80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]



S40573-SWC-NYB

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]     CONTRACT NUMBER:  [??687456]

JOINT OWNER:                     [Jane Doe]     ISSUE DATE:       [01/15/06]

ANNUITANT:                       [John Doe]     INCOME DATE:      [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

    ----------------------------------------------------------------------------
    [Group A Investment Options
    ----------------------------------------------------------------------------
    AZL Columbia Technology
    ----------------------------------------------------------------------------
    Franklin Global Communications Securities
    ----------------------------------------------------------------------------
    Davis VA Financial Portfolio
    ----------------------------------------------------------------------------
    PIMCO VIT Commodity Portfolio
    ----------------------------------------------------------------------------
    AZL Oppenheimer Developing Markets
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Real Estate
    ----------------------------------------------------------------------------
    AZL Dreyfus Premier Small Cap Value
    ----------------------------------------------------------------------------
    AZL Franklin Small Cap Value
    ----------------------------------------------------------------------------
    AZL Schroder International Small Cap
    ----------------------------------------------------------------------------
    AZL Small Cap Stock Index
    ----------------------------------------------------------------------------
    AZL OCC Opportunity
    ----------------------------------------------------------------------------
    AZL LMP Small Cap Growth]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    [Group B Investment Options
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    AZL AIM International Equity
    ----------------------------------------------------------------------------
    AZL Oppenheimer International Growth
    ----------------------------------------------------------------------------
    AZL NACM International Fund
    ----------------------------------------------------------------------------
    AZL Oppenheimer Global
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Franchise
    ----------------------------------------------------------------------------
    Mutual Discovery Securities
    ----------------------------------------------------------------------------
    Templeton Growth Securities
    ----------------------------------------------------------------------------
    AZL Davis NY Venture
    ----------------------------------------------------------------------------
    AZL OCC Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Growth and Income
    ----------------------------------------------------------------------------
    AZL AIM Basic Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Comstock
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Trust Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------

S40573-SWC-NYC

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.50% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity and an additional M&E Charge of 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         7.5%
               2                         5.5%
               3                          3%
       4 years or more                    0%

S40573-SWC-NYC

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN THE  CONTRACT  AFTER A  PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                            Age band of the younger
  Age band of the Covered Person for       Annual Lifetime Plus            Covered Person for joint         Annual Lifetime Plus
    single Lifetime Plus Payments           Payment percentage              Lifetime Plus Payments           Payment percentage
           -----------------------             ----------                  -----------------------               ----------
              [55 to 59                             4%                             [60 to 69                         5%
               60 to 69                             5%                             70 to 74                         5.5%
               70 to 79                             6%                             75 to 79                          6%
             80 or older                           7%]                            80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40573-SWC-NYC

                           CONTRACT SCHEDULE ADDENDUM

OWNER:                           [John Doe]      CONTRACT NUMBER:    [??687456]

JOINT OWNER:                     [Jane Doe]      ISSUE DATE:         [01/15/06]

ANNUITANT:                       [John Doe]      INCOME DATE:        [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

    ----------------------------------------------------------------------------
    [Group A Investment Options
    ----------------------------------------------------------------------------
    AZL Columbia Technology
    ----------------------------------------------------------------------------
    Franklin Global Communications Securities
    ----------------------------------------------------------------------------
    Davis VA Financial Portfolio
    ----------------------------------------------------------------------------
    PIMCO VIT Commodity Portfolio
    ----------------------------------------------------------------------------
    AZL Oppenheimer Developing Markets
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Real Estate
    ----------------------------------------------------------------------------
    AZL Dreyfus Premier Small Cap Value
    ----------------------------------------------------------------------------
    AZL Franklin Small Cap Value
    ----------------------------------------------------------------------------
    AZL Schroder International Small Cap
    ----------------------------------------------------------------------------
    AZL Small Cap Stock Index
    ----------------------------------------------------------------------------
    AZL OCC Opportunity
    ----------------------------------------------------------------------------
    AZL LMP Small Cap Growth]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    [Group B Investment Options
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    AZL AIM International Equity
    ----------------------------------------------------------------------------
    AZL Oppenheimer International Growth
    ----------------------------------------------------------------------------
    AZL NACM International Fund
    ----------------------------------------------------------------------------
    AZL Oppenheimer Global
    ----------------------------------------------------------------------------
    AZL Van Kampen Global Franchise
    ----------------------------------------------------------------------------
    Mutual Discovery Securities
    ----------------------------------------------------------------------------
    Templeton Growth Securities
    ----------------------------------------------------------------------------
    AZL Davis NY Venture
    ----------------------------------------------------------------------------
    AZL OCC Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Growth and Income
    ----------------------------------------------------------------------------
    AZL AIM Basic Value
    ----------------------------------------------------------------------------
    AZL Van Kampen Comstock
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------
    AZL Neuberger Berman Regency
    ----------------------------------------------------------------------------
    AZL OCC Renaissance
    ----------------------------------------------------------------------------
    OpCap Mid Cap
    ----------------------------------------------------------------------------
    AZL Van Kampen Aggressive Growth
    ----------------------------------------------------------------------------
    AZL Van Kampen Mid Cap Growth
    ----------------------------------------------------------------------------
    Mutual Shares Securities
    ----------------------------------------------------------------------------
    AZL First Trust Target Double Play
    ----------------------------------------------------------------------------
    AZL Jennison 20/20 Focus
    ----------------------------------------------------------------------------
    AZL Legg Mason Value
    ----------------------------------------------------------------------------

S40573-SWC-NYD

--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 2.80% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but we may not increase it.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
               0                         8.5%
               1                         7.5%
               2                         5.5%
               3                          3%
        4 years or more                   0%


S40573-SWC-NYD

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM  CONTRACT  VALUE  THAT  MUST  REMAIN  IN THE  CONTRACT  AFTER A  PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

                                                                            Age band of the younger
  Age band of the Covered Person for       Annual Lifetime Plus            Covered Person for joint         Annual Lifetime Plus
    single Lifetime Plus Payments           Payment percentage              Lifetime Plus Payments           Payment percentage
           -----------------------              ----------                 -----------------------               ----------
              [55 to 59                             4%                             [60 to 69                         5%
               60 to 69                             5%                             70 to 74                         5.5%
               70 to 79                             6%                             75 to 79                          6%
             80 or older                           7%]                            80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40573-SWC-NYD

                                CONTRACT SCHEDULE

OWNER: [John Doe]                   CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]            ISSUE DATE:    [04/15/07]

ANNUITANT:  [John Doe]              INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

     INITIAL PURCHASE PAYMENT:  $[10,000]

     MINIMUM ADDITIONAL
         PURCHASE PAYMENT:      $250 or $100  if you  have  selected
                                 Automatic Investment Plan

     MAXIMUM TOTAL
         PURCHASE PAYMENTS:     $1  million;  higher  amounts may be
                                 accepted with our approval

     ALLOCATION GUIDELINES:
         1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
         2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
     VARIABLE ACCOUNT:   [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

-------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
-------------------------------------------------------------
AZL Columbia Technology
-------------------------------------------------------------
Franklin Global Communications Securities
-------------------------------------------------------------
Davis VA Financial Portfolio
-------------------------------------------------------------
PIMCO VIT Commodity Portfolio
-------------------------------------------------------------
AZL Oppenheimer Developing Markets
-------------------------------------------------------------
AZL Van Kampen Global Real Estate
-------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
-------------------------------------------------------------
AZL Franklin Small Cap Value
-------------------------------------------------------------
AZL Schroder International Small Cap
-------------------------------------------------------------
AZL Small Cap Stock Index
-------------------------------------------------------------
AZL OCC Opportunity
-------------------------------------------------------------
AZL LMP Small Cap Growth]
-------------------------------------------------------------

-------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
-------------------------------------------------------------
AZL Neuberger Berman Regency
-------------------------------------------------------------
AZL OCC Renaissance
-------------------------------------------------------------
OpCap Mid Cap
-------------------------------------------------------------
AZL Van Kampen Aggressive Growth
-------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
-------------------------------------------------------------
AZL AIM International Equity
-------------------------------------------------------------
AZL Oppenheimer International Growth
-------------------------------------------------------------
AZL NACM International Fund
-------------------------------------------------------------
AZL Oppenheimer Global
-------------------------------------------------------------
AZL Van Kampen Global Franchise
-------------------------------------------------------------
Mutual Discovery Securities
-------------------------------------------------------------
Templeton Growth Securities
-------------------------------------------------------------
AZL Davis NY Venture
-------------------------------------------------------------
AZL OCC Value
-------------------------------------------------------------
AZL Van Kampen Growth and Income
-------------------------------------------------------------
AZL AIM Basic Value
-------------------------------------------------------------
AZL Van Kampen Comstock
-------------------------------------------------------------
Mutual Shares Securities
-------------------------------------------------------------


S40748-SWC-NYA              3

-------------------------------------------------------------
AZL First Trust Target Double Play
-------------------------------------------------------------
AZL Jennison 20/20 Focus
-------------------------------------------------------------
AZL Legg Mason Value
-------------------------------------------------------------
AZL Neuberger Berman Regency
-------------------------------------------------------------
AZL OCC Renaissance
-------------------------------------------------------------
OpCap Mid Cap
-------------------------------------------------------------
AZL Van Kampen Aggressive Growth
-------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
-------------------------------------------------------------
Mutual Shares Securities
-------------------------------------------------------------
AZL First Target Double Play
-------------------------------------------------------------
AZL Jennison 20/20 Focus
-------------------------------------------------------------
AZL Legg Mason Value
-------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
-------------------------------------------------------------
AZL Oppenheimer Main Street
-------------------------------------------------------------
AZL S&P 500 Index Fund
-------------------------------------------------------------
AZL TargetPLUS Equity
-------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
-------------------------------------------------------------
AZL Legg Mason Growth
-------------------------------------------------------------
AZL LMP Large Cap Growth]
-------------------------------------------------------------

-------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
-------------------------------------------------------------
AZL Fusion Balanced
-------------------------------------------------------------
AZL Fusion Growth
-------------------------------------------------------------
AZL Fusion Moderate
-------------------------------------------------------------
AZL TargetPLUS Balanced
-------------------------------------------------------------
AZL TargetPLUS Growth
-------------------------------------------------------------
AZL TargetPLUS Moderate
-------------------------------------------------------------
AZL Van Kampen Equity and Income
-------------------------------------------------------------
Franklin Income Securities
-------------------------------------------------------------
PIMCO VIT All Asset Portfolio
-------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
-------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
-------------------------------------------------------------
Templeton Global Income Securities
-------------------------------------------------------------
Franklin High Income
-------------------------------------------------------------
PIMCO VIT High Yield
-------------------------------------------------------------
Franklin Zero Coupon 2010
-------------------------------------------------------------
PIMCO VIT Total Return Portfolio
-------------------------------------------------------------
PIMCO VIT Real Return Portfolio
-------------------------------------------------------------
Franklin US Government
-------------------------------------------------------------
AZL Money Market]
-------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.65% of the average daily net assets of the subaccount. The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract or if you reset the 5% Annual Increase is 1.50% if you elect single Lifetime Plus Payments or 1.65% if you elect joint Lifetime Plus Payments.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40748-SWC-NYA              [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL  CHARGE:  During  the  Accumulation  Phase,  we  assess a
Withdrawal   Charge  against   Purchase   Payments   withdrawn.   We
calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

         WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

                Number of
                Complete Years
                Since Receipt of
                Purchase Payment       Charge
                ----------------------------
                          0             8.5%
                          1             7.5%
                          2             5.5%
                          3              3%
                    4 years or more      0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $500.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL WITHDRAWAL: $2,000.

RIDERS:
     [Individual Retirement Annuity Endorsement]
     [Roth Individual Retirement Annuity Endorsement]
     [403 (b) Endorsement]
     [Unisex Endorsement]
     [Pension Plan and Profit Sharing Plan Endorsement]

S40748-SWC-NYA               [3B]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40748-SWC-NYA               [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-------------------------------------------------------------------------------------------------------
                      Table A - Guaranteed Monthly Annuity Payments Per $1,000 of Value
-------------------------------------------------------------------------------------------------------
                                        Fixed Annuity Options
-------------------------------------------------------------------------------------------------------
    Age of         Option 1              Option 2             Option 3      Option 4       Option 5
 Annuitant on
the Income Date
-------------------------------------------------------------------------------------------------------
                                 Guaranteed    Guaranteed   100% Joint     Guaranteed
                                 Period of      Period of   and Last        Period of
                                  10 Years      20 Years    Survivor         10 Years
-------------------------------------------------------------------------------------------------------
                                                              Male &
                                                              Female     Male & Female
                 Male  Female   Male  Female  Male  Female    Same Age      Same Age    Male   Female
-------------------------------------------------------------------------------------------------------
      30         2.85   2.72    2.84   2.72   2.84   2.71       2.61          2.61      2.81    2.70
-------------------------------------------------------------------------------------------------------
      40         3.17   2.97    3.16   2.97   3.14   2.96       2.82          2.82      3.10    2.94
-------------------------------------------------------------------------------------------------------
      50         3.67   3.38    3.65   3.37   3.58   3.34       3.14          3.14      3.51    3.29
-------------------------------------------------------------------------------------------------------
      60         4.50   4.03    4.43   4.01   4.18   3.90       3.67          3.67      4.13    3.84
-------------------------------------------------------------------------------------------------------
      70         6.03   5.23    5.70   5.10   4.83   4.62       4.59          4.58      5.11    4.72
-------------------------------------------------------------------------------------------------------
      80         8.92   7.68    7.43   6.88   5.21   5.16       6.40          6.21      6.66    6.18
-------------------------------------------------------------------------------------------------------
      90        14.75   13.12   8.94   8.74   5.27   5.27       10.23         8.42      9.39    8.81
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             Table B - Guaranteed Initial Monthly Annuity Payment Per $1,000 of Proceeds
-------------------------------------------------------------------------------------------------------
                     Variable Annuity Option Based on 5% Assumed Investment Rate
-------------------------------------------------------------------------------------------------------
    Age of
 Annuitant on
the Income Date    Option 1              Option 2             Option 3      Option 4       Option 5
-------------------------------------------------------------------------------------------------------
                                 Guaranteed    Guaranteed   100% Joint     Guaranteed
                                 Period of      Period of   and Last        Period of
                                  10 Years      20 Years    Survivor         10 Years
-------------------------------------------------------------------------------------------------------
                                                               Male &
                                                               Female     Male & Female
                 Male  Female   Male  Female  Male  Female    Same Age      Same Age    Male   Female
-------------------------------------------------------------------------------------------------------
      30         4.46   4.36    4.46   4.35   4.45   4.35       4.27          4.27      4.44    4.35
-------------------------------------------------------------------------------------------------------
      40         4.72   4.55    4.71   4.55   4.68   4.53       4.41          4.41      4.68    4.53
-------------------------------------------------------------------------------------------------------
      50         5.18   4.89    5.14   4.87   5.04   4.83       4.65          4.65      5.06    4.83
-------------------------------------------------------------------------------------------------------
      60         5.96   5.49    5.86   5.45   5.56   5.31       5.10          5.10      5.70    5.36
-------------------------------------------------------------------------------------------------------
      70         7.49   6.65    7.07   6.47   6.13   5.94       5.96          5.94      6.77    6.27
-------------------------------------------------------------------------------------------------------
      80        10.42   9.12    8.68   8.16   6.46   6.41       7.72          7.50      8.54    7.94
-------------------------------------------------------------------------------------------------------
      90        16.30   14.63  10.08   9.89   6.51   6.51       11.54         9.58      11.63  10.92
-------------------------------------------------------------------------------------------------------



S40748-SWC-NYA               [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                           CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                    ISSUE DATE:     [04/15/07]

ANNUITANT:  [John Doe]                      INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

        INITIAL PURCHASE PAYMENT:           $[10,000]

        MINIMUM ADDITIONAL
               PURCHASE PAYMENT:            $250 or $100 if you have selected
                                             Automatic Investment Plan

        MAXIMUM TOTAL
               PURCHASE PAYMENTS:           $1 million; higher amounts may
                                             be accepted with our approval

        ALLOCATION GUIDELINES:
               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
        VARIABLE ACCOUNT:      [Allianz Life of NY Variable Account C]
                                                                      -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------

S40748-SWC-NYB                                 3

--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.95% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity and an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit. The maximum additional M&E Charge that may apply if you add Lifetime Plus Benefit to this contract or if you reset the 5% Annual Increase is 1.50% if you elect single Lifetime Plus Payments or 1.65% if you elect joint Lifetime Plus Payments.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40748-SWC-NYB                               [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years        Charge
Since Receipt of Purchase
Payment
--------------------------- ----------------
            0                    8.5%
            1                    7.5%
            2                    5.5%
            3                     3%
     4 years or more               0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $500.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000.

RIDERS:
        Quarterly Value Death Benefit Rider
        [Individual Retirement Annuity Endorsement]
        [Roth Individual Retirement Annuity Endorsement]
        [403 (b) Endorsement]
        [Unisex Endorsement]
        [Pension Plan and Profit Sharing Plan Endorsement]

S40748-SWC-NYB                                  [3B]

SERVICE CENTER:       [ALLIANZ] SERVICE CENTER
                      [P.O. Box 1122
                      Southeastern, PA 19398-1122
                      800-624-0197]

S40748-SWC-NYB                                  [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.


-------------------------------------------------------------------------------------------------------
                      TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-------------------------------------------------------------------------------------------------------
                                        FIXED ANNUITY OPTIONS
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE     MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         2.85   2.72    2.84   2.72   2.84   2.71       2.61          2.61      2.81    2.70
-------------------------------------------------------------------------------------------------------
      40         3.17   2.97    3.16   2.97   3.14   2.96       2.82          2.82      3.10    2.94
-------------------------------------------------------------------------------------------------------
      50         3.67   3.38    3.65   3.37   3.58   3.34       3.14          3.14      3.51    3.29
-------------------------------------------------------------------------------------------------------
      60         4.50   4.03    4.43   4.01   4.18   3.90       3.67          3.67      4.13    3.84
-------------------------------------------------------------------------------------------------------
      70         6.03   5.23    5.70   5.10   4.83   4.62       4.59          4.58      5.11    4.72
-------------------------------------------------------------------------------------------------------
      80         8.92   7.68    7.43   6.88   5.21   5.16       6.40          6.21      6.66    6.18
-------------------------------------------------------------------------------------------------------
      90        14.75   13.12   8.94   8.74   5.27   5.27       10.23         8.42      9.39    8.81
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-------------------------------------------------------------------------------------------------------
                     VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE     MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         4.46   4.36    4.46   4.35   4.45   4.35       4.27          4.27      4.44    4.35
-------------------------------------------------------------------------------------------------------
      40         4.72   4.55    4.71   4.55   4.68   4.53       4.41          4.41      4.68    4.53
-------------------------------------------------------------------------------------------------------
      50         5.18   4.89    5.14   4.87   5.04   4.83       4.65          4.65      5.06    4.83
-------------------------------------------------------------------------------------------------------
      60         5.96   5.49    5.86   5.45   5.56   5.31       5.10          5.10      5.70    5.36
-------------------------------------------------------------------------------------------------------
      70         7.49   6.65    7.07   6.47   6.13   5.94       5.96          5.94      6.77    6.27
-------------------------------------------------------------------------------------------------------
      80        10.42   9.12    8.68   8.16   6.46   6.41       7.72          7.50      8.54    7.94
-------------------------------------------------------------------------------------------------------
      90        16.30   14.63  10.08   9.89   6.51   6.51       11.54         9.58      11.63  10.92
-------------------------------------------------------------------------------------------------------

S40748-SWC-NYB                                  [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                  CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                           ISSUE DATE:     [04/15/07]

ANNUITANT:  [John Doe]                             INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

        INITIAL PURCHASE PAYMENT:      $[10,000]

        MINIMUM ADDITIONAL
               PURCHASE PAYMENT:       $250 or $100 if you have selected
                                        Automatic Investment Plan

        MAXIMUM TOTAL
               PURCHASE PAYMENTS:      $1 million; higher amounts may be
                                        accepted with our approval

        ALLOCATION GUIDELINES:

               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
        VARIABLE ACCOUNT:      [Allianz Life of NY Variable Account C]
                                                                      -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------

S40748-SWC-NYC                          3

--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.65% for two Contract Years from the Issue Date increasing to 2.35% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

S40748-SWC-NYC                        [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years        Charge
Since Receipt of Purchase
Payment
--------------------------- ----------------
            0                    8.5%
            1                    7.5%
            2                    5.5%
            3                     3%
     4 years or more               0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum
does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.


S40748-SWC-NYC                                  [3B]

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.


                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED                                   AGE BAND OF THE YOUNGER
PERSON FOR SINGLE LIFETIME     ANNUAL LIFETIME PLUS        COVERED PERSON FOR JOINT    ANNUAL LIFETIME PLUS
      PLUS PAYMENTS             PAYMENT PERCENTAGE          LIFETIME PLUS PAYMENTS      PAYMENT PERCENTAGE
      --------------                ----------          -----------------------             ----------
         [55 to 59                      4%                         [60 to 69                    5%
         60 to 69                       5%                         70 to 74                    5.5%
         70 to 79                       6%                         75 to 79                     6%
        80 or older                    7%]                        80 or older                   7%]

        We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
        Lifetime Plus Benefit Rider
        Asset Allocation Rider
        [Individual Retirement Annuity Endorsement]
        [Roth Individual Retirement Annuity Endorsement]
        [403 (b) Endorsement]
        [Unisex Endorsement]
        [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:       [ALLIANZ] SERVICE CENTER
                      [P.O. Box 1122
                      Southeastern, PA 19398-1122
                      800-624-0197]


S40748-SWC-NYC                                  [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-------------------------------------------------------------------------------------------------------
                      TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-------------------------------------------------------------------------------------------------------
                                        FIXED ANNUITY OPTIONS
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE       MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         2.85   2.72    2.84   2.72   2.84   2.71       2.61          2.61      2.81    2.70
-------------------------------------------------------------------------------------------------------
      40         3.17   2.97    3.16   2.97   3.14   2.96       2.82          2.82      3.10    2.94
-------------------------------------------------------------------------------------------------------
      50         3.67   3.38    3.65   3.37   3.58   3.34       3.14          3.14      3.51    3.29
-------------------------------------------------------------------------------------------------------
      60         4.50   4.03    4.43   4.01   4.18   3.90       3.67          3.67      4.13    3.84
-------------------------------------------------------------------------------------------------------
      70         6.03   5.23    5.70   5.10   4.83   4.62       4.59          4.58      5.11    4.72
-------------------------------------------------------------------------------------------------------
      80         8.92   7.68    7.43   6.88   5.21   5.16       6.40          6.21      6.66    6.18
-------------------------------------------------------------------------------------------------------
      90        14.75   13.12   8.94   8.74   5.27   5.27       10.23         8.42      9.39    8.81
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-------------------------------------------------------------------------------------------------------
                     VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE       MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         4.46   4.36    4.46   4.35   4.45   4.35       4.27          4.27      4.44    4.35
-------------------------------------------------------------------------------------------------------
      40         4.72   4.55    4.71   4.55   4.68   4.53       4.41          4.41      4.68    4.53
-------------------------------------------------------------------------------------------------------
      50         5.18   4.89    5.14   4.87   5.04   4.83       4.65          4.65      5.06    4.83
-------------------------------------------------------------------------------------------------------
      60         5.96   5.49    5.86   5.45   5.56   5.31       5.10          5.10      5.70    5.36
-------------------------------------------------------------------------------------------------------
      70         7.49   6.65    7.07   6.47   6.13   5.94       5.96          5.94      6.77    6.27
-------------------------------------------------------------------------------------------------------
      80        10.42   9.12    8.68   8.16   6.46   6.41       7.72          7.50      8.54    7.94
-------------------------------------------------------------------------------------------------------
      90        16.30   14.63  10.08   9.89   6.51   6.51       11.54         9.58      11.63  10.92
-------------------------------------------------------------------------------------------------------

S40748-SWC-NYC                                  [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                  CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                           ISSUE DATE:     [04/15/07]

ANNUITANT:  [John Doe]                             INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

        INITIAL PURCHASE PAYMENT:           $[10,000]

        MINIMUM ADDITIONAL
               PURCHASE PAYMENT:            $250 or $100 if you have selected
                                             Automatic Investment Plan

        MAXIMUM TOTAL
               PURCHASE PAYMENTS:           $1 million; higher amounts may be
                                             accepted with our approval

        ALLOCATION GUIDELINES:
               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
        VARIABLE ACCOUNT:      [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------

S40748-SWC-NYD                                 3

--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.95% for two Contract Years from the Issue Date increasing to 2.65% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.70% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

S40748-SWC-NYD                               [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

          Number of Complete Years        Charge
          Since Receipt of Purchase
          Payment
          --------------------------- ----------------
                      0                    8.5%
                      1                    7.5%
                      2                    5.5%
                      3                     3%
              4 years or more               0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.


S40748-SWC-NYD                                  [3B]

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED                                   AGE BAND OF THE YOUNGER
PERSON FOR SINGLE LIFETIME     ANNUAL LIFETIME PLUS        COVERED PERSON FOR JOINT    ANNUAL LIFETIME PLUS
      PLUS PAYMENTS             PAYMENT PERCENTAGE          LIFETIME PLUS PAYMENTS      PAYMENT PERCENTAGE
      --------------               ----------              -----------------------          ----------
         [55 to 59                      4%                         [60 to 69                    5%
         60 to 69                       5%                         70 to 74                    5.5%
         70 to 79                       6%                         75 to 79                     6%
        80 or older                    7%]                        80 or older                   7%]

        We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
        Lifetime Plus Benefit Rider
        Asset Allocation Rider
        Quarterly Value Death Benefit Rider
        [Individual Retirement Annuity Endorsement]
        [Roth Individual Retirement Annuity Endorsement]
        [403 (b) Endorsement]
        [Unisex Endorsement]
        [Pension Plan and Profit Sharing Plan Endorsement]


SERVICE CENTER:       [ALLIANZ] SERVICE CENTER
                      [P.O. Box 1122
                      Southeastern, PA 19398-1122
                      800-624-0197]

S40748-SWC-NYD                      [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-------------------------------------------------------------------------------------------------------
                      TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-------------------------------------------------------------------------------------------------------
                                        FIXED ANNUITY OPTIONS
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE       MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         2.85   2.72    2.84   2.72   2.84   2.71       2.61          2.61      2.81    2.70
-------------------------------------------------------------------------------------------------------
      40         3.17   2.97    3.16   2.97   3.14   2.96       2.82          2.82      3.10    2.94
-------------------------------------------------------------------------------------------------------
      50         3.67   3.38    3.65   3.37   3.58   3.34       3.14          3.14      3.51    3.29
-------------------------------------------------------------------------------------------------------
      60         4.50   4.03    4.43   4.01   4.18   3.90       3.67          3.67      4.13    3.84
-------------------------------------------------------------------------------------------------------
      70         6.03   5.23    5.70   5.10   4.83   4.62       4.59          4.58      5.11    4.72
-------------------------------------------------------------------------------------------------------
      80         8.92   7.68    7.43   6.88   5.21   5.16       6.40          6.21      6.66    6.18
-------------------------------------------------------------------------------------------------------
      90        14.75   13.12   8.94   8.74   5.27   5.27       10.23         8.42      9.39    8.81
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-------------------------------------------------------------------------------------------------------
                     VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE       MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         4.46   4.36    4.46   4.35   4.45   4.35       4.27          4.27      4.44    4.35
-------------------------------------------------------------------------------------------------------
      40         4.72   4.55    4.71   4.55   4.68   4.53       4.41          4.41      4.68    4.53
-------------------------------------------------------------------------------------------------------
      50         5.18   4.89    5.14   4.87   5.04   4.83       4.65          4.65      5.06    4.83
-------------------------------------------------------------------------------------------------------
      60         5.96   5.49    5.86   5.45   5.56   5.31       5.10          5.10      5.70    5.36
-------------------------------------------------------------------------------------------------------
      70         7.49   6.65    7.07   6.47   6.13   5.94       5.96          5.94      6.77    6.27
-------------------------------------------------------------------------------------------------------
      80        10.42   9.12    8.68   8.16   6.46   6.41       7.72          7.50      8.54    7.94
-------------------------------------------------------------------------------------------------------
      90        16.30   14.63  10.08   9.89   6.51   6.51       11.54         9.58      11.63  10.92
-------------------------------------------------------------------------------------------------------


S40748-SWC-NYD                                  [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                  CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                           ISSUE DATE:     [04/15/07]

ANNUITANT:  [John Doe]                             INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

        INITIAL PURCHASE PAYMENT:           $[10,000]

        MINIMUM ADDITIONAL
               PURCHASE PAYMENT:            $250 or $100 if you have selected
                                             Automatic Investment Plan

        MAXIMUM TOTAL
               PURCHASE PAYMENTS:           $1 million; higher amounts may be
                                             accepted with our approval

        ALLOCATION GUIDELINES:
               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
        VARIABLE ACCOUNT:      [Allianz Life of NY Variable Account C]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------

S40748-SWC-NYE                                 3

--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.65% for two Contract Years from the Issue Date increasing to 2.50% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.

S40748-SWC-NYE                                  [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years        Charge
Since Receipt of Purchase
Payment
--------------------------- ----------------
            0                    8.5%
            1                    7.5%
            2                    5.5%
            3                     3%
    4 years or more               0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

S40748-SWC-NYE                                  [3B]

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED                                   AGE BAND OF THE YOUNGER
PERSON FOR SINGLE LIFETIME     ANNUAL LIFETIME PLUS        COVERED PERSON FOR JOINT    ANNUAL LIFETIME PLUS
      PLUS PAYMENTS             PAYMENT PERCENTAGE          LIFETIME PLUS PAYMENTS      PAYMENT PERCENTAGE
      --------------                ----------          -----------------------             ----------
         [55 to 59                      4%                         [60 to 69                    5%
         60 to 69                       5%                         70 to 74                    5.5%
         70 to 79                       6%                         75 to 79                     6%
        80 or older                    7%]                        80 or older                   7%]

        We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.

RIDERS:
        Lifetime Plus Benefit Rider
        Asset Allocation Rider
        [Individual Retirement Annuity Endorsement]
        [Roth Individual Retirement Annuity Endorsement]
        [403 (b) Endorsement]
        [Unisex Endorsement]
        [Pension Plan and Profit Sharing Plan Endorsement]


SERVICE CENTER:       [ALLIANZ] SERVICE CENTER
                      [P.O. Box 1122
                      Southeastern, PA 19398-1122
                      800-624-0197]



S40748-SWC-NYE                          [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-------------------------------------------------------------------------------------------------------
                      TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-------------------------------------------------------------------------------------------------------
                                        FIXED ANNUITY OPTIONS
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE     MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         2.85   2.72    2.84   2.72   2.84   2.71       2.61          2.61      2.81    2.70
-------------------------------------------------------------------------------------------------------
      40         3.17   2.97    3.16   2.97   3.14   2.96       2.82          2.82      3.10    2.94
-------------------------------------------------------------------------------------------------------
      50         3.67   3.38    3.65   3.37   3.58   3.34       3.14          3.14      3.51    3.29
-------------------------------------------------------------------------------------------------------
      60         4.50   4.03    4.43   4.01   4.18   3.90       3.67          3.67      4.13    3.84
-------------------------------------------------------------------------------------------------------
      70         6.03   5.23    5.70   5.10   4.83   4.62       4.59          4.58      5.11    4.72
-------------------------------------------------------------------------------------------------------
      80         8.92   7.68    7.43   6.88   5.21   5.16       6.40          6.21      6.66    6.18
-------------------------------------------------------------------------------------------------------
      90        14.75   13.12   8.94   8.74   5.27   5.27       10.23         8.42      9.39    8.81
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-------------------------------------------------------------------------------------------------------
                     VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE     MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE    MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         4.46   4.36    4.46   4.35   4.45   4.35       4.27          4.27      4.44    4.35
-------------------------------------------------------------------------------------------------------
      40         4.72   4.55    4.71   4.55   4.68   4.53       4.41          4.41      4.68    4.53
-------------------------------------------------------------------------------------------------------
      50         5.18   4.89    5.14   4.87   5.04   4.83       4.65          4.65      5.06    4.83
-------------------------------------------------------------------------------------------------------
      60         5.96   5.49    5.86   5.45   5.56   5.31       5.10          5.10      5.70    5.36
-------------------------------------------------------------------------------------------------------
      70         7.49   6.65    7.07   6.47   6.13   5.94       5.96          5.94      6.77    6.27
-------------------------------------------------------------------------------------------------------
      80        10.42   9.12    8.68   8.16   6.46   6.41       7.72          7.50      8.54    7.94
-------------------------------------------------------------------------------------------------------
      90        16.30   14.63  10.08   9.89   6.51   6.51       11.54         9.58      11.63  10.92
-------------------------------------------------------------------------------------------------------


S40748-SWC-NYE                                  [3D]

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                  CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                           ISSUE DATE:     [04/15/07]

ANNUITANT:  [John Doe]                             INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

        INITIAL PURCHASE PAYMENT:           $[10,000]

        MINIMUM ADDITIONAL
               PURCHASE PAYMENT:            $250 or $100 if you have selected
                                             Automatic Investment Plan

        MAXIMUM TOTAL
               PURCHASE PAYMENTS:           $1 million; higher amounts may be
                                             accepted with our approval

        ALLOCATION GUIDELINES:
               1. You can select up to 15 of the Investment Options. This number will not decrease after the Issue Date.
               2. Allocations must be made in whole percentages.

INVESTMENT OPTIONS:
        VARIABLE ACCOUNT:      [Allianz Life of NY Variable Account C]
                                                                      -

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Columbia Technology
--------------------------------------------------------------------------------
Franklin Global Communications Securities
--------------------------------------------------------------------------------
Davis VA Financial Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Commodity Portfolio
--------------------------------------------------------------------------------
AZL Oppenheimer Developing Markets
--------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate
--------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value
--------------------------------------------------------------------------------
AZL Franklin Small Cap Value
--------------------------------------------------------------------------------
AZL Schroder International Small Cap
--------------------------------------------------------------------------------
AZL Small Cap Stock Index
--------------------------------------------------------------------------------
AZL OCC Opportunity
--------------------------------------------------------------------------------
AZL LMP Small Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
AZL AIM International Equity
--------------------------------------------------------------------------------
AZL Oppenheimer International Growth
--------------------------------------------------------------------------------
AZL NACM International Fund
--------------------------------------------------------------------------------
AZL Oppenheimer Global
--------------------------------------------------------------------------------
AZL Van Kampen Global Franchise
--------------------------------------------------------------------------------
Mutual Discovery Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
AZL Davis NY Venture
--------------------------------------------------------------------------------
AZL OCC Value
--------------------------------------------------------------------------------
AZL Van Kampen Growth and Income
--------------------------------------------------------------------------------
AZL AIM Basic Value
--------------------------------------------------------------------------------
AZL Van Kampen Comstock
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------

S40748-SWC-NYF                         3

--------------------------------------------------------------------------------
AZL First Trust Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL Neuberger Berman Regency
--------------------------------------------------------------------------------
AZL OCC Renaissance
--------------------------------------------------------------------------------
OpCap Mid Cap
--------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth
--------------------------------------------------------------------------------
AZL Van Kampen Mid Cap Growth
--------------------------------------------------------------------------------
Mutual Shares Securities
--------------------------------------------------------------------------------
AZL First Target Double Play
--------------------------------------------------------------------------------
AZL Jennison 20/20 Focus
--------------------------------------------------------------------------------
AZL Legg Mason Value
--------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS Total Return
--------------------------------------------------------------------------------
AZL Oppenheimer Main Street
--------------------------------------------------------------------------------
AZL S&P 500 Index Fund
--------------------------------------------------------------------------------
AZL TargetPLUS Equity
--------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth
--------------------------------------------------------------------------------
AZL Legg Mason Growth
--------------------------------------------------------------------------------
AZL LMP Large Cap Growth]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL Fusion Balanced
--------------------------------------------------------------------------------
AZL Fusion Growth
--------------------------------------------------------------------------------
AZL Fusion Moderate
--------------------------------------------------------------------------------
AZL TargetPLUS Balanced
--------------------------------------------------------------------------------
AZL TargetPLUS Growth
--------------------------------------------------------------------------------
AZL TargetPLUS Moderate
--------------------------------------------------------------------------------
AZL Van Kampen Equity and Income
--------------------------------------------------------------------------------
Franklin Income Securities
--------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio
--------------------------------------------------------------------------------
Templeton Global Income Securities
--------------------------------------------------------------------------------
Franklin High Income
--------------------------------------------------------------------------------
PIMCO VIT High Yield
--------------------------------------------------------------------------------
Franklin Zero Coupon 2010
--------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio
--------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio
--------------------------------------------------------------------------------
Franklin US Government
--------------------------------------------------------------------------------
AZL Money Market]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
During the Accumulation Phase, the total M&E Charge is equal on an annual basis to 1.95% for two Contract Years from the Issue Date increasing to 2.80% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of 1.65% for the annuity, an additional M&E Charge of 0.30% for the Quarterly Value Death Benefit, and an additional M&E Charge of 0.00% for two Contract Years from the Issue Date increasing to 0.85% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge for joint Lifetime Plus Payments under the Lifetime Plus Benefit that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is 1.65%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is 1.50%.

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to 1.40% of the average daily net assets of the subaccount. We may decrease this charge, but not increase it.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $30.00 each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value. The contract maintenance charge will not increase after the Issue Date of the contract.


S40748-SWC-NYF                         [3A]

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $100,000. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $100,000 at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. You are allowed 12 free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We will charge a $25 fee for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge at the time of each withdrawal.

For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of the withdrawal from the Investment Option bears to the total Contract Value. The withdrawal charge is based upon the length of time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the Withdrawal Charges as follows:

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years        Charge
Since Receipt of Purchase
Payment
--------------------------- ----------------
            0                    8.5%
            1                    7.5%
            2                    5.5%
            3                     3%
     4 years or more              0%

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase before the Benefit Date, you can make multiple withdrawals that when added together do not exceed 12% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.

MINIMUM PARTIAL WITHDRAWAL: $500. This minimum does not apply to Lifetime Plus Payments.

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $2,000. This minimum does not apply to Lifetime Plus Payments.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]

RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age 80 or younger as of the Rider Effective Date.

S40748-SWC-NYF                        [3B]

EARLIEST BENEFIT DATE: 15 calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: $100

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: For single Lifetime Plus Payments the minimum issue age is 55, for joint Lifetime Plus Payments all Covered Persons must be at least age 60 and no Covered Person can be over age 90 on the Benefit Date.

                      ANNUAL LIFETIME PLUS PAYMENT TABLES:

  AGE BAND OF THE COVERED                                   AGE BAND OF THE YOUNGER
PERSON FOR SINGLE LIFETIME     ANNUAL LIFETIME PLUS        COVERED PERSON FOR JOINT    ANNUAL LIFETIME PLUS
       PLUS PAYMENTS             PAYMENT PERCENTAGE          LIFETIME PLUS PAYMENTS      PAYMENT PERCENTAGE
      --------------                ----------              -----------------------         ----------
         [55 to 59                      4%                         [60 to 69                    5%
         60 to 69                       5%                         70 to 74                    5.5%
         70 to 79                       6%                         75 to 79                     6%
        80 or older                    7%]                        80 or older                   7%]

        We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The Annual Lifetime Plus Payment Tables will not change after the Rider Effective Date.


RIDERS:
        Lifetime Plus Benefit Rider
        Asset Allocation Rider
        Quarterly Value Death Benefit Rider
        [Individual Retirement Annuity Endorsement]
        [Roth Individual Retirement Annuity Endorsement]
        [403 (b) Endorsement]
        [Unisex Endorsement]
        [Pension Plan and Profit Sharing Plan Endorsement]


SERVICE CENTER:       [ALLIANZ] SERVICE CENTER
                      [P.O. Box 1122
                      Southeastern, PA 19398-1122
                      800-624-0197]


S40748-SWC-NYF                          [3C]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-------------------------------------------------------------------------------------------------------
                      TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-------------------------------------------------------------------------------------------------------
                                        FIXED ANNUITY OPTIONS
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE    MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE   MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         2.85   2.72    2.84   2.72   2.84   2.71       2.61          2.61      2.81    2.70
-------------------------------------------------------------------------------------------------------
      40         3.17   2.97    3.16   2.97   3.14   2.96       2.82          2.82      3.10    2.94
-------------------------------------------------------------------------------------------------------
      50         3.67   3.38    3.65   3.37   3.58   3.34       3.14          3.14      3.51    3.29
-------------------------------------------------------------------------------------------------------
      60         4.50   4.03    4.43   4.01   4.18   3.90       3.67          3.67      4.13    3.84
-------------------------------------------------------------------------------------------------------
      70         6.03   5.23    5.70   5.10   4.83   4.62       4.59          4.58      5.11    4.72
-------------------------------------------------------------------------------------------------------
      80         8.92   7.68    7.43   6.88   5.21   5.16       6.40          6.21      6.66    6.18
-------------------------------------------------------------------------------------------------------
      90        14.75   13.12   8.94   8.74   5.27   5.27       10.23         8.42      9.39    8.81
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-------------------------------------------------------------------------------------------------------
                     VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-------------------------------------------------------------------------------------------------------
    AGE OF
 ANNUITANT ON
THE INCOME DATE    OPTION 1              OPTION 2             OPTION 3      OPTION 4       OPTION 5
-------------------------------------------------------------------------------------------------------
                                 GUARANTEED    GUARANTEED   100% JOINT     GUARANTEED
                                 PERIOD OF      PERIOD OF   AND LAST        PERIOD OF
                                  10 YEARS      20 YEARS    SURVIVOR         10 YEARS
-------------------------------------------------------------------------------------------------------
                                                               MALE &
                                                               FEMALE    MALE & FEMALE
                 MALE  FEMALE   MALE  FEMALE  MALE  FEMALE    SAME AGE      SAME AGE   MALE   FEMALE
-------------------------------------------------------------------------------------------------------
      30         4.46   4.36    4.46   4.35   4.45   4.35       4.27          4.27      4.44    4.35
-------------------------------------------------------------------------------------------------------
      40         4.72   4.55    4.71   4.55   4.68   4.53       4.41          4.41      4.68    4.53
-------------------------------------------------------------------------------------------------------
      50         5.18   4.89    5.14   4.87   5.04   4.83       4.65          4.65      5.06    4.83
-------------------------------------------------------------------------------------------------------
      60         5.96   5.49    5.86   5.45   5.56   5.31       5.10          5.10      5.70    5.36
-------------------------------------------------------------------------------------------------------
      70         7.49   6.65    7.07   6.47   6.13   5.94       5.96          5.94      6.77    6.27
-------------------------------------------------------------------------------------------------------
      80        10.42   9.12    8.68   8.16   6.46   6.41       7.72          7.50      8.54    7.94
-------------------------------------------------------------------------------------------------------
      90        16.30   14.63  10.08   9.89   6.51   6.51       11.54         9.58      11.63  10.92
-------------------------------------------------------------------------------------------------------


S40748-SWC-NYF                                  [3D]

                           CONTRACT SCHEDULE ADDENDUM

OWNER:             [John Doe]                CONTRACT NUMBER:      [??687456]

JOINT OWNER:       [Jane Doe]                ISSUE DATE:           [01/15/06]

ANNUITANT:         [John Doe]                INCOME DATE:          [04/15/13]

COVERED PERSON:    [John Doe]                RESET ANNIVERSARY:    [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: During the Accumulation Phase, the additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit is equal on an annual basis to 0.70% of the average daily net assets of the subaccount.

RIDERS:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]

S40751-RS-NY

                           CONTRACT SCHEDULE ADDENDUM


OWNER:                    [John Doe]        CONTRACT NUMBER:        [??687456]

JOINT OWNER:              [Jane Doe]        ISSUE DATE:             [01/15/06]

ANNUITANT:                [John Doe]        INCOME DATE:            [04/15/13]

                                            RIDER TERMINATION DATE: [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: The additional M&E Charge for the Lifetime Plus Benefit is removed from your contract as of the Rider Termination Date listed above.

RIDERS TERMINATED:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40747-DP-NY

                           CONTRACT SCHEDULE ADDENDUM


OWNER:            [John Doe]                CONTRACT NUMBER:        [??687456]

JOINT OWNER:      [Jane Doe]                ISSUE DATE:             [01/15/06]

ANNUITANT:        [John Doe]                INCOME DATE:            [04/15/13]

COVERED PERSONS:  [John and Jane Doe]       RESET ANNIVERSARY:      [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: During the Accumulation Phase, the additional M&E Charge for joint Lifetime Payments under the Lifetime Plus Benefit is equal on an annual basis to 0.85% of the average daily net assets of the subaccount.

RIDERS:

Lifetime Plus Benefit Rider
Asset Allocation Rider

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40752-RJ-NY